WUXI  TAIHU  CERTIFIED  PUBLIC  ACCOUNTANTS  CO.,LTD
 No.155  Fuxing  Road
Wuxi   China,P.R
 Tel:(0510)80211885   (0510)82491512
Fax:(0510)82491512   214001

Audit   Report

BIOX INSTRUMENTS CO.,LTD：

We have audited the accompanying consolidated balance sheet of BIOX INSTRUMENTS CO., LTD, (the “Company”) at December 31, 2009 and 2010.

The management is responsible for the preparation and fair presentation of these financial statements in accordance with the Accounting Standards for Business Enterprises and China Accounting System for Business Enterprises. This responsibility includes: (i) designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; (ii) selecting and applying appropriate accounting policies; and (iii) making accounting estimates that are reasonable in the circumstances. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with the Auditing Standards of China. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free from material misstatement.

1．Basic summary of the Company

Registered Capital: RMB Five Hundred Thousand yuan
Paid-In Capital: RMB Five Hundred Thousand yuan
The company was invested by the natural persons of Shen Qiuming, Wu Qun and Zhang Zemin.  Shen Qiuming invested RMB 200 thousand,40% of the registered capital; Wu Qun invested RMB 200 thousand,40% of the registered capital; Zhang Zemin invested RMB 100 thousand,20% of the registered capital.
Date of Establishment: May 24,1996
Registration No.: 320211000072852
Residence: Room A of the fourth floor No. 45-1,Liangxi Road, Wuxi
Legal Representative: Shen Qiuming

Scope of Business:
•	Licensed operation items:

o	Medical equipment production

o	Class II 6821 medical electronic instrumentation

o	Medical equipment sales in accordance with the items listed in medical equipment operating enterprise’s permit

•	General operation items:

o	Development and technical advisory services of instruments, automated control equipment, office automation equipment and computer hardware/software

o	Sales of self-produced products

o	Sales and service of computers and accessories, office automation equipment, and electrical parts and components

o	Production, sales, and service of instruments, automation and automatic control equipment

o	Service of medical equipment

o	Import and export of self-produced and represented products and technology, except products and technology restricted or prohibited by the laws.

2.  Opinion.

Unit：RMB
Project	Jan.1,2009	Dec.31,2009	Dec.31,2010
Total Assets	1,784,775.98	3,510,315.85	3,768,612.25
Total Liabilities	102,102.69	1,208,299.65	1,752,571.25
Total Owner's Equity	1,682,673.29	2,302,016.20	2,016,041.00

3.  Others

(i) The beginning balance of consolidated balance sheet of 2009 was not audited.

(ii)  Confirmation of the company's tax related items by the relevant tax authority shall be final.

(iii) The consolidated balance sheet of the company included assets out of accounts.

(iv) The consequences caused by the client or other third party’s improper use of this report is independent of the auditors and accounting firm.

Attachment:

1. Financial Statements of the Year 2010 of BIOX INSTRUMENTS CO., LTD,

Wuxi Taihu Certified Public ACCOUNTANTS CO.,LTD

No.155 Fuxing Road,Wuxi China,P.R.

Jan.30,2011

BIOX INSTRUMENTS CO., LTD.

BALANCE SHEET

12/31/2010 As Of Dec.31,2010 (FORM AFI-01)
	MONETARY UNIT:RMB￥
ASSETS	Dec. 31, 2009	Dec. 31, 2010
CURRENT ASSETS:
Cash	2,415,537.71	1,287,377.63
Short-term investments
Notes receivable
Dividends receivable
Interest receivable
Accounts receivable	299,254.04	515,835.45
Other receivables	77,806.26	515,945.21
Advanced to suppliers	75,620.65	117,769.90
cover cost
Subsidy receivable
tax refunds on export receivables
Inventories	530,606.78	1,202,502.49
inventory of raw materials on hand
merchandise inventory
Prepaid expenses
Long-term debt investment within one year
Other current assets
TOTAL CURRENT ASSETS	3,398,825.44	3,639,430.68

LONG-TERM INVESTMENTS
Long-term equity investments
Long-term debt investments
Equity investment difference
TOTAL LONG-TERM INVESTMENTS	-	-
FIXED ASSETS:
Fixed assets original cost	322,603.64	390,301.31
Less:Accumulated depreciation	211,113.23	261,119.74
Fixed assets--net value	111,490.41	129,181.57
Less:Fixed assets impairment provision	-	-
Fixed assets--net book value	111,490.41	129,181.57
Construction supplies
Construction in process
Fixed assets pending disposal

TOTAL FIXED ASSETS	111,490.41	129,181.57
INTANGIBLE ASSETS AND OTHERS
Intangible assets
Long-term prepaid assets
Other long-term assets
Including:Exchange loss to be written off

TOTAL INTANGIBLE &. OTHER ASSETS	-	-
Deferred taxes
Deferred tax debits
TOTAL ASSETS	3,510,315.85	3,768,612.25

BALANCE SHEET
12/31/2010 As Of Dec.31,2010
		(FORM AFI-01)
	MONETARY UNIT:RMB￥
LIABILITIES AND OWNERS' EQUITY
CURRENT LIABILITIES
Short-term loans
Notes payable
Accounts payable	280.00	5,614.00
Accounts advanced from customers	907,425.00	1,202,340.00
Accrued payroll
Welfare benefits payable
Including :Staff and worker's bonus and welfare
Dividends payable
interest payable
Taxes payable	215,889.06	480,597.91
Other levies payable	8,647.08	19,342.92
Other payables	76,058.51	44,676.42
Accrued expenses
Provisions for foreseeable liabilities
Deferred revenue
Long-term liabilities maturing within one year
Other current liabilities
TOTAL CURRENT LIABILITIES	1,208,299.65	1,752,571.25
LONG-TERM LIABILITIES
Long-term loans
Debentures payable
Payables due after one year
Government grants payables
Other long -term payables
Including:Exchange loss to be charged
TOTAL LONG-TERM LIABILITIES	-	-
Deferred taxes
Deferred taxes credits
TOTAL LIABILITIES	1,208,299.65	1,752,571.25
Minority interest
OWNERS' EQUITY
Registered capital	500,000.00	500,000.00
	500,000.00	500,000.00

Less:Returned investment
Registered capital--net book value	500,000.00	500,000.00
Capital surplus
Surplus reserve	-	-
Including:statutory accumulation reserve
statutory welfare reserve
discretionary accumulation
Reserved funds
Enterprise expension funds
Profits capitalised on return of investments
Uncertained investment loss
Undistributed profits	1,802,016.20	1,516,041.00
currency exchange difference
TOTAL OWNERS' EQUITY	2,302,016.20	2,016,041.00
TOTAL LIABILITIES &.OWNERS' EQUITY	3,510,315.85	3,768,612.25

BIOX INSTRUMENTS CO., LTD. INCOME AND PROFIT APPROPRIATION STATEMENT
2010 For the period ended 2010
		FORM AFI-02
	December 31, 2009	MONETARY UNIT:RMB￥ December 31, 2010

SALES OF MAIN OPERATIONS	5,700,611.97	6,761,956.32
Includes: Export sales
Less:cost of main operations	1,397,682.97	1,819,628.41
Includes: Cost of export sales
Sales tax and additions	87,456.48	97,343.52
GROSS PROFIT	4,215,472.52	4,844,984.39
Add: Income from other operations
Less: Selling expenses	1,443,331.68	2,179,447.37
General and administrative expenses	1,268,384.73	1,361,050.44
Entertainment expenses
Research and development expenses
Financial expenses	3,593.22	-25,718.83
Interest expense
Interest income
Exchange loss(less exchange gain)
OPERATING INCOME	1,500,162.89	1,330,205.41
Investment income(loss expressed with )
Futures income(loss expressed with)
Subsidiary revenue
Non-operating income	368,810.54	440,486.35
Less:Non-operating expenses	33,777.88	59,769.10
Donations Contributed
INCOME BEFORE TAX (LOSS EXPRESSED WITH "-")	1,835,195.55	1,710,922.66
Less: Income tax	74,988.33	85,302.06
Minority interest
Uncertained investment loss
NET INCOME (LOSS EXPRESSED WITH "-")	1,760,207.22	1,625,620.60
SUPPLEMENT INFORMATION
1 Profits from sale, disposal of a business
2 Loss due to natural disaster
3.Increase/(decrease) in total profit/(loss)
4.Increase/(decrease) in total profit/(loss)
5.Losses from debt restructuring
6.Other

BIOX INSTRUMENTS CO., LTD. INCOME AND PROFIT APPROPRIATION STATEMENT
2010 For the period ended 2010
		FORM AFI-02

		MONETARY UNIT:RMB￥

NET INCOME (LOSS EXPRESSED WITH "-")	1,760,207.22	1,625,620.60
Add:Undistributed profits at beginning of year	1,182,673.29	1,802,016.20
Other turned in	-30,864.31	353,674.78
PROFIT AVAILABLE FOR DISTRIBUTION	2,912,016.20	3,781,311.58
Less: Statutory accumulation reserve
Statutory accumulation reserve
Staff and workers' bonus and welfare
Reserve fund
Enterprise expansion fund
Profits capitalized on return of investment
PROFIT AVAILABLE FOR DISTRIBUTION TO INVESTORS	2,912,016.20	3,781,311.58
Preferred dividends payable
Discretionary accumulation reserve
Common dividends payable	1,110,000.00	2,265,270.58
Chinese dividends payable	1,110,000.00	2,265,270.58
Foreign dividends payable
Common dividends turn to capital
Chinese dividends turn capital
Foreign dividends turn capital
UNDISTRIBUTED PROFIT	1,802,016.20	1,516,041.00

BIOX INSTRUMENTS CO., LTD. CASH FLOW STATEMENT
2010 For the period ended 2010
03
From AFJ-03

MONETARY UNIT:RMB￥

CASH FLOWS FROM OPERATING ACTIVITIES:
Cash received from sale of goods or rendering of services	7,820,458.73
Refund of tax and levies	312,713.86
Other cash received relating to operating activities	59,525.40
Sub-total of cash inflows	8,192,697.99
Cash paid for goods and services	2,006,812.28
Cash paid to and on behalf of employees	1,894,952.60
Payments of all types of taxes	883,215.35
Other cash paid relating to operating activites	2,182,786.59
Sub-total of cash outflows	6,967,766.82
Net cash flows from operating activities	1,224,931.17
CASH FLOWS FROM INVESTING ACTIVITIES:
Cash received from disposal of investments
Cash received from returns on investments
Net cash received from disposal of fixed assets ,intangible assets and other long-term assets
Other cash received relating to investing activities
Sub-total of cash inflows	-
Cash paid to acquire fixed assets,intangible assets and other long-term assets	67,697.67
Cash paid to acquire investments
Other cash payments relating to investing activities
Sub-total of cash outflows	67,697.67
Net cash flows from investing activities	-67,697.67
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash received from capital contribution
Cash reveived from borrowings
Other cash received relating to financing activities
Sub-total of cash inflows	-
Cash repayments of amounts borrowed
Cash payments for interest expenses, distribution of dividends or profit	2,265,270.58
Other cash payments relating to financing activities
Sub-total of cash outflows	2,265,270.58
Net cash flows from financing activities	-2,265,270.58
EFFECT OF FOREIGN EXCHANGE RATE CHANGES ON CASH	-20,123.00
NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	-1,128,160.08

CASH FLOW STATEMENT
2010 For the period ended 2010
03
From AFJ-03

MONETARY UNIT:RMB￥

Reconciliation of net profit /(loss) to cash flows from operating activities
Net profit	1,619,930.20
Add: Provision for asset impairment
Depreciation of fixed assets	50,006.51
Amortization of intangible assets
Amortization of long-term prepaid expenses
Decrease in prepaid expenses (deduct:increase)	-
Increase in accrued expenses (deduct:decrease)
Losses on disposal of fixed assets, intangible assets and other long-term assets (deduct:gain)
Losses on disposal of fixed assets
Financial expenses
Losses arising from investments (deduct:gains)
Deferred tax credit(deduct:debit)
Decrease in inventories(deduct:increase)	-671,895.71
Decrease in operating receivable(deduct:increase)	-422,970.76
Increase in operating payables(deduct:decrease)	373,152.28
Others	276,708.65
Net cash flows from operating activities	1,224,931.17
Investing and financing activities that do not involve cash receipts and payments
Conversion of debt into capital
Reclassification of convertible bonds expiring within one year as current liability
Fixed assets acquired under finance leases
Others

Net increase /(decrease)in cash and cash equivalents
Cash at end of year	1,287,377.63
Less: cash at beginning of year	2,415,537.71
Plus: Cash equivalents at end of year
Less: Cash equivalents at beginning of year
Net increase/(decrease)in cash and cash equivalents	-1,128,160.08